Income Taxes	12 Months Ended
Dec. 31, 2014
Income Taxes

NOTE 11 — Income Taxes

The following table summarizes our U.S. and foreign income (loss) from continuing operations before income taxes:

	Year Ended December 31,
	2014	2013	2012
	(In thousands)
U.S.	$176,820	$26,888	$(20,097)
Foreign	287,821	273,805	370,154

Total	$464,641	$300,693	$350,057

Provision for Income Taxes

The following table summarizes our provision for income taxes from continuing operations:

	Year Ended December 31,
	2014	2013	2012
		(In thousands)
Current income tax expense:
Federal	$120,541	$38,209	$56,501
State	6,645	(402)	(24)
Foreign	43,536	47,300	45,721

Current income tax expense	170,722	85,107	102,198

Deferred income tax (benefit) expense:
Federal	$(47,390)	$12,371	$(33,724)
State	(2,419)	445	578
Foreign	(29,222)	(13,588)	(21,974)

Deferred income tax (benefit) expense:	(79,031)	(772)	(55,120)

Income tax expense	$91,691	$84,335	$47,078

We reduced our current income tax payable by $69 million, $52 million and $64 million for the years ended December 31, 2014, 2013 and 2012 for tax deductions attributable to stock-based compensation.

Deferred Income Taxes

As of December 31, 2014 and 2013, the significant components of our deferred tax assets and deferred tax liabilities were as follows:

	December 31,
	2014	2013
	(In thousands)
Deferred tax assets:
Provision for accrued expenses	$71,546	$54,986
Loyalty rewards reserve	84,373	49,310
Occupancy tax reserve	22,813	18,222
Net operating loss and tax credit carryforwards	49,091	33,979
Stock-based compensation	39,344	33,262
Other	39,952	28,224

Total deferred tax assets	307,119	217,983
Less valuation allowance	(50,748)	(32,942)

Net deferred tax assets	$256,371	$185,041

Deferred tax liabilities:
Prepaid merchant bookings and prepaid expenses	$(61,737)	$(62,082)
Intangible assets	(386,979)	(392,002)
Investment in subsidiaries	(1,320)	(7,913)
Unrealized gains	(5,783)	(8,999)
Property and equipment	(73,010)	(65,215)
Other	(1,178)	(2,081)

Total deferred tax liabilities	$(530,007)	$(538,292)

Net deferred tax liability	$(273,636)	$(353,251)

As of December 31, 2014, we had federal, state, and foreign net operating loss carryforwards (“NOLs”) of approximately $5 million, $13 million and $185 million. If not utilized, the federal and state NOLs will expire at various times between 2015 and 2033. Foreign NOLs of $134 million may be carried forward indefinitely, and foreign NOLs of $51 million will expire at various times between 2016 and 2034.

As of December 31, 2014, we had a valuation allowance of approximately $51 million related to certain NOL carryforwards for which it is more likely than not the tax benefit will not be realized. The valuation allowance increased by $18 million from the amount recorded as of December 31, 2013 due to the recording of a valuation allowance on cumulative foreign net operating losses for which realization is no longer certain, predominantly at certain Australian and Chinese entities. The amount of the deferred tax asset considered realizable, however, could be adjusted if estimates of future taxable income during the carryforward period change, or if objective negative evidence in the form of cumulative losses is no longer present and additional weight may be given to subjective evidence such as our projections for growth.

We have not provided deferred income taxes on taxable temporary differences related to investments in certain foreign subsidiaries where the foreign subsidiary has or will invest undistributed earnings indefinitely outside of the United States. The total amount of such undistributed earnings was $916 million as of December 31, 2014, which approximates the related taxable temporary difference. In the event we distribute such earnings in the form of dividends or otherwise, we may be subject to income taxes. Further, a sale of these subsidiaries may cause these temporary differences to become taxable. Due to complexities in tax laws, uncertainties related to the timing and source of any potential distribution of such earnings, and other important factors such as the amount of associated foreign tax credits, it is not practicable to estimate the amount of unrecognized deferred taxes on these taxable temporary differences.

Reconciliation of U.S. Federal Statutory Income Tax Rate to Effective Income Tax Rate

A reconciliation of amounts computed by applying the federal statutory income tax rate to income from continuing operations before income taxes to total income tax expense is as follows:

	Year Ended December 31,
	2014	2013	2012
		(In thousands)
Income tax expense at the federal statutory rate of 35%	$162,624	$105,243	$122,520
Foreign tax rate differential	(81,371)	(87,729)	(78,094)
State income taxes, net of effect of federal tax benefit	2,720	3,994	1,280
Unrecognized tax benefits and related interest	(1,625)	12,096	16,038
Change in valuation allowance	13,914	19,167	(11,838)
Pay-to-play penalties	1,322	14,404	—
trivago acquisition stock-based compensation	—	19,825	—
Other, net	(5,893)	(2,665)	(2,828)

Income tax expense	$91,691	$84,335	$47,078

Our effective tax rate in 2014, 2013 and 2012 was lower than the 35% federal statutory income tax rate due to earnings in foreign jurisdictions, primarily Switzerland, where the statutory income tax rate is lower.

Uncertain Tax Positions

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows:

	2014	2013	2012
		(In thousands)
Balance, beginning of year	$109,712	$102,305	$81,682
Increases to tax positions related to the current year	28,416	21,899	20,453
Increases to tax positions related to prior years	4,469	5,064	4,837
Decreases to tax positions related to prior years	—	(3,732)	(304)
Reductions due to lapsed statute of limitations	(23,709)	(4,134)	(5,061)
Settlements during current year	—	(8,957)	(607)
Interest and penalties	(8,327)	(2,733)	1,305

Balance, end of year	$110,561	$109,712	$102,305

As of December 31, 2014, we had $111 million of gross unrecognized tax benefits, $86 million of which, if recognized, would affect the effective tax rate. As of December 31, 2013, we had $110 million of gross unrecognized tax benefits, $85 million of which, if recognized, would affect the effective tax rate.

We recognize interest and penalties related to unrecognized tax benefits in income tax expense. As of December 31, 2014 and 2013, total gross interest and penalties accrued was $6 million and $15 million, respectively. In connection with our unrecognized tax benefits, we recognized interest (benefit) expense in 2014, 2013 and 2012 of $(8) million, $(3) million and $1 million.

The Company is routinely under audit by federal, state, local and foreign income tax authorities. These audits include questioning the timing and the amount of income and deductions and the allocation of income and deductions among various tax jurisdictions. The statute of limitations for federal income taxes for the years 2001 through 2005, when Expedia filed as part of IAC/InterActiveCorp’s consolidated group, expired on July 1, 2014. As a result, previously unrecognized tax benefits, including interest, totaling $25.6 million were recognized in 2014 in continuing operations. The IRS is currently examining Expedia’s U.S. consolidated federal income tax returns for the periods ended December 31, 2009 through December 31, 2010. The statute of limitations for periods ending December 31, 2009 through December 31, 2010 has been extended to December 31, 2015.